UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2008 (January 27, 2008)

GLOBAL BPO SERVICES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33739	26-0420454
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 High Street, 30th Floor, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Postal Code)

Registrant’s telephone number, including area code: (617) 517-5232

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GLOBAL BPO SERVICES CORP. (“BPO”) INTENDS TO FILE WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A PRELIMINARY PROXY STATEMENT IN CONNECTION WITH THE PROPOSED MERGER DESCRIBED HEREIN AND TO MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO BPO STOCKHOLDERS. STOCKHOLDERS OF BPO ARE ADVISED TO READ, WHEN AVAILABLE, BPO’S PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH BPO’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE PROPOSED MERGER BECAUSE THE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION ABOUT BPO, STREAM INTERNATIONAL CORPORATION AND THE PROPOSED MERGER. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE PROXY STATEMENT, WITHOUT CHARGE, ONCE AVAILABLE, AT THE SEC’S INTERNET SITE AT HTTP://WWW.SEC.GOV OR BY DIRECTING A REQUEST TO: GLOBAL BPO SERVICES CORP., 125 HIGH STREET, 30TH FLOOR, BOSTON, MASSACHUSETTS 02110.

BPO AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM BPO’S STOCKHOLDERS. A LIST OF THE NAMES OF THOSE DIRECTORS AND THE OFFICERS AND DESCRIPTIONS OF THEIR INTERESTS IN BPO IS CONTAINED IN BPO’S PROSPECTUS DATED OCTOBER 17, 2007, WHICH IS FILED WITH THE SEC, AND WILL ALSO BE CONTAINED IN BPO’S PROXY STATEMENT WHEN IT BECOMES AVAILABLE. BPO’S STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE INTERESTS OF ITS DIRECTORS AND OFFICERS IN THE PROPOSED MERGER BY READING BPO’S PROXY STATEMENT WHEN IT BECOMES AVAILABLE.

Item 8.01 Other Events.

On January 27, 2008, Global BPO Services Corp. (“BPO”) entered into an Agreement and Plan of Merger (“Merger Agreement”) with River Acquisition Subsidiary Corp., a Delaware corporation and a wholly owned subsidiary of BPO, and Stream Holdings Corporation, a Delaware corporation (“Stream”). Pursuant to the Merger Agreement, subject to BPO stockholder approval, BPO will acquire 100% of the issued and outstanding shares of capital stock of Stream. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is expected to be filed as an exhibit to a subsequent Current Report on Form 8-K.

On January 28, 2008, BPO issued a press release announcing the merger, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release of Global BPO Services Corp. dated January 28, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2008

GLOBAL BPO SERVICES CORP.

By:	/s/ R. Scott Murray
Name:	R. Scott Murray
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Global BPO Services Corp. dated January 28, 2008.

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